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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): December 23, 2005

            CWHEQ, INC., (as depositor under the Sale and Servicing
           Agreement, dated as of December 29, 2005, relating to the
                Revolving Home Equity Loan Asset Backed Notes,
                                Series 2005-J)

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                      333-126790              87-0698310
          --------                      ----------              ----------
      (State or Other           (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                             Identification No.)


         4500 Park Granada
         Calabasas, California                                     91302
         ---------------------                                    -------
         (Address of Principal Executive Officers)              (Zip Code)

         Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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     The financial statements of Assured Guaranty Corp. incorporated in this prospectus supplement by reference to Exhibit 99.1 in Assured Guaranty Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2004 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of the said firm as experts in auditing and accounting.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1



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

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       Item 9.01  Financial Statements, Pro Forma Financial

     Information and Exhibits.
     ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

        23.1     Consent of PricewaterhouseCoopers LLP



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWHEQ, INC.



                                           By:  /s/ Leon Daniels, Jr.
                                                -------------------------
                                                Name:   Leon Daniels, Jr.
                                                Title:  Vice President



Dated:  December 23, 2005



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

Exhibit Index
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Exhibit
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23.1     Consent of PricewaterhouseCoopers LLP



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